UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 2, 2017

UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On October 2, 2017, the following changes were made to the Board of Directors (the “Board”) of Upland Software, Inc. (the “Company”).

Director Resignation

On October 2, 2017, director John D. Thornton notified the Company of his resignation as a member of the Board of Directors, effective immediately. Mr. Thornton was a Class II director and served as Lead Independent Director and as a member of the Compensation Committee of the Board. Mr. Thornton’s decision was not the result of any disagreement with the Company or the Board.

Director Appointment

On October 3, 2017, the Board appointed Joe Ross to the Board as a Class II director, effective immediately.

There is no arrangement or understanding with any person pursuant to which Mr. Ross was appointed as a member of the Board. There are also no family relationships between Mr. Ross and any director or executive office of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In accordance with the Company’s existing compensation policy for non-employee directors, Mr. Ross is entitled to cash and equity compensation for service on the Board. The Company also intends to enter into its standard form of indemnification agreement with Mr. Ross. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (File No. 333-198574), filed with the Securities and Exchange Commission on October 27, 2014, as subsequently amended.

Lead Director Appointment

On October 3, 2017, the Board appointed David May as Lead Independent Director of the Board, effective immediately. Mr. May has served on the Board since 2017 and is an “independent director” as defined under the applicable requirements of the NASDAQ Global Market listing standards and SEC rules and regulations.

A copy of the press release announcing the aforementioned changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Upland Software, Inc. dated October 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ John T. McDonald
John T. McDonald Chief Executive Officer

Date: October 5, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Upland Software, Inc. dated October 5, 2017.